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[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1. The Monthly Servicer Certificate for the Collection Period ended August 31, 1998 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2. Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3. No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 16th day of September, 1998.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Brian McLean
    -----------------------------------
    Brian McLean
    Director, Securitizations

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   1,718,632.25    1,063,726.76             0.00
Investment Earnings                                                      66,635.38       8,574.50        5,232.30
Deposit to Collections                                                        0.00                           0.00
Withdraw in Excess of Required Balance                                                                 (25,621.08)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  10,706,297.45
Add: Servicer Advances [4.3 b]                                        1,820,509.13
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]             (1,742,676.43)

Less: Investment Earnings to Newcourt [4.2 e]                           (66,635.38)     (8,574.50)      (5,252.30)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (10,784,130.15)                                  10,784,130.15

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                       (85,931.61)                                      85,931.61
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  10,698,198.54
     (1) Class A Interest [4.3 d iv A]                                 (806,843.84)
     (2) Class B Interest [4.3 d iv B]                                  (73,760.83)
     (3) Class A Principal [4.3 d iv C]                              (9,209,456.34)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00     (97,268.38)
     (5) Class C Interest [4.3 d iv E]                                  (90,756.03)
     (6) Class B Principal [4.3 d iv F]                                (258,690.75)
     (7) Class C Principal [4.3 d iv G]                                (258,690.75)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (10,784,130.15)                                     85,931.61

Ending Balance                                                                0.00   1,621,363.87   1,038,105.68             0.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                           August 1998

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          1,897,656.86       3,406,273.01      5,394,268.68
     (1) Class A Interest [4.3 d iv A]                                         156,513.54         295,808.14        354,522.16
     (2) Class B Interest [4.3 d iv B]                                          16,825.97          26,946.64         29,988.22
     (3) Class A Principal [4.3 d iv C]                                      2,312,270.87       2,915,839.99      3,981,345.48
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          20,222.44          32,950.67         37,582.92
     (6) Class B Principal [4.3 d iv F]                                         72,875.28          77,150.48        108,664.99
     (7) Class C Principal [4.3 d iv G]                                         72,875.28          77,150.48        108,664.99
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 2,651,583.38       3,425,846.40       4,620,768.76

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               August 1998

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               43,397,943.79       75,427,052.99      97,646,976.93
    Less: Previous Period's Prepayments                                      1,032,025.64        1,717,634.20       2,184,663.98
    Less: Previous Period's Defaults                                           192,138.70          335,002.00         420,609.57

    Prior Month Series ADCB (reported this period)                          42,173,779.45       73,374,416.79      95,041,703.38

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       27,660,714.40       51,669,543.69      68,177,337.67
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      156,513.54          295,808.14         354,522.16
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       156,513.54          295,808.14         354,522.16

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       27,660,714.40       51,669,543.69      68,177,337.67
    Prior Months Series ADCB                                                33,023,573.01       60,246,724.24      78,592,927.63
    Current Months Series ADCB                                              31,201,691.09       58,317,962.34      75,876,302.77
                                                                            -------------      --------------     --------------
                                                  Difference                 1,821,881.92        1,928,761.90       2,716,624.86
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,676,131.37        1,774,460.95       2,499,294.87

    Current Prepayments                                                        505,034.73          903,122.63       1,167,983.59
    Current Defaults                                                           131,104.77          238,256.41         314,067.02

                                                  Class A Total Due          2,312,270.87        2,915,839.99       3,981,345.48

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    2,312,270.87        2,915,839.99       3,981,345.48

    Class A Principal Distribution                                           2,312,270.87        2,915,839.99       3,981,345.48

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            25,348,443.53       48,753,703.70      64,195,992.19

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             25,348,443.53       48,753,703.70      64,195,992.19

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        2,681,429.17        4,288,590.21       5,207,794.99
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       16,825.97           26,946.64          29,988.22
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        16,825.97           26,946.64          29,988.22


Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               August 1998

Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        2,681,429.17        4,288,590.21       5,207,794.99
    Prior Months Series ADCB                                                33,023,573.01       60,246,724.24      78,592,927.63
    Current Months Series ADCB                                              31,201,691.09       58,317,962.34      75,876,302.77
                                                                            -------------      --------------     --------------
                                                  Difference                 1,821,881.92        1,928,761.90       2,716,624.86
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       72,875.28           77,150.48         108,664.99

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             72,875.28           77,150.48         108,664.99

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       72,875.28           77,150.48         108,664.99

    Class B Principal Distribution                                              72,875.28           77,150.48         108,664.99

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Distribution             2,608,553.89        4,211,439.73       5,099,130.00

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              2,608,553.89        4,211,439.73       5,099,130.00

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        2,681,429.17        4,288,590.21       5,207,794.99
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360* Class C Interest Rate                                                   0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       20,222.44           32,950.67          37,582.92
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360* Class C Interest Default Rate                                           0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        20,222.44           32,950.67          37,582.92

    Class C Interest Paid                                                       20,222.44           32,950.67          37,582.92
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        2,681,429.17        4,288,590.21       5,207,794.99
    Prior Months Series ADCB                                                33,023,573.01       60,246,724.24      78,592,927.63
    Current Months Series ADCB                                              31,201,691.09       58,317,962.34      75,876,302.77
                                                                            -------------      --------------     --------------
                                                  Difference                 1,821,881.92        1,928,761.90       2,716,624.86
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       72,875.28           77,150.48         108,664.99
    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       72,875.28           77,150.48         108,664.99

    Class C Principal Distribution                                              72,875.28           77,150.48         108,664.99

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             2,608,553.89        4,211,439.73       5,099,130.00

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              2,608,553.89        4,211,439.73       5,099,130.00

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules                            August 1998



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                                     171,863,224.88
    Servicing Rate                                                                  0.60%
    Monthly Servicing Rate                                                          0.05%
    Prior Servicing Fee Arrearage                                                    0.00
    Current Servicer Fee                                                        85,931.61
    Servicer Fee Due                                                            85,931.61
    Current Servicing Fee Arrearage                                                  0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   1,718,632.25
    Series ADCB                                         162,136,387.05
    Required Balance (Series ADCB* 1.00%)                 1,621,363.87
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account          (97,268.38)
    Ending Reserve Account Balance                        1,621,363.87
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,063,726.76
    Required Balance                                      1,038,105.68
    Withdraw from Cash Collateral Account                   (25,621.08)

                                                                  August 1998

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Month Rolling Avg. ADCB                            173,011,408

            Delinquency Ratio                                          0.72%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.35%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    1,425,752   183,034,791      0.77%         0.27%
                   1 month prior     1,136,226   171,863,225      0.66%         0.22%
                   Current           1,164,349   162,136,387      0.72%         0.22%
                                                                  -----         -----
                                                                  0.72%         0.72%

                                    Delinquency Ratio:            0.72%
                                    Maximum Delinquency Ratio:    2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior      63,291    223,043,107     0.03%
                   4 months prior      33,945    210,589,900     0.02%
                   3 months prior      90,375    198,324,941     0.05%
                   2 months prior     101,266    185,034,791     0.05%
                   1 month prior       31,693    171,863,225     0.02%
                   Current             12,204    162,136,387     0.01%
                                      -------  -------------     -----
                                      332,774  1,150,992,351     0.03%

                   Average ADCB                              191,832,059
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                             -----------
                   1% of Averge ADCB                           1,918,321
                   Sum of Charge-Offs *2                         665,548
                   Annualized Charge-Off Ratio:                    0.35%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       1,621,364
                   Series Allocation Percentage                   17.74%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          5,217,108
                                                               ---------
                                                               5,504,707

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   1,621,364
                   Series Allocation Percentage                   31.84%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          8,422,880
                                                               ---------
                                                               8,939,117

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   1,621,364
                   Series Allocation Percentage                   50.42%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         10,198,260
                                                              ----------
                                                              11,015,788

Newcourt Receivables Asset Trust                               August 1998
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          25,348,444      48,753,704    64,195,992
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.211842875     0.287105919   0.341154339
  Principal Factor (per thousand):         19.324188842    17.171104088  21.157914085
  Interest Factor (per thousand):           1.308020285     1.741985973   1.884023740

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           2,608,554       4,211,440     5,099,130
  Initial B Balance                           5,202,470       7,383,081     8,181,429


  Certificate Factor:                       0.501406811     0.570417655   0.623256646
  Principal Factor (per thousand):         14.007823207    10.449632121  13.281908332
  Interest Factor (per thousand):           3.234227204     3.649782540   3.665401240


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           2,608,554       4,211,440     5,099,130
  Initial C Balance                           5,202,470       7,383,081     8,181,429

  Certificate Factor:                       0.501406811     0.570417655   0.623256646
  Principal Factor (per thousand):         14.007823207    10.449632121  13.281908332
  Interest Factor (per thousand):           3.887084404     4.462997244   4.593686506


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              154,557,587    162,136,387     95.33%
  31-60 Days Past Due    6,414,451    162,136,387      3.96%
  61-90 Days Past Due    1,164,349    162,136,387      0.72%
